UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 21, 2022

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited

P.O. Box 698, 4th Floor, Apollo House, 87 Mary Street

George Town, Grand Cayman, KY1-1107

Cayman Islands

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed on a Form 8-K filed on January 13, 2022, on January 10, 2022, the Company provided notice that Mr. Youssef Zakharia would leave his position as President and Chief Operating Officer of Fresh Del Monte Produce Inc. (the “Company”) effective January 31, 2022. On January 21, 2022, the Company entered into a severance agreement with Mr. Zakharia pursuant to which the Company will provide Mr. Zakharia certain payments in exchange for a release of claims and his agreement to not compete with the Company and not solicit the Company’s customers, vendor and employees, for a twelve month period commencing on February 1, 2022. Pursuant to the severance agreement Mr. Zakharia will receive (1) salary continuation for a twelve month period following his separation, (2) payment of Mr. Zakharia’s medical health premiums for the twelve month period following his separation, (3) fifty thousand dollars for outplacement services and (4) sixty-two thousand dollars for potential relocation services. In addition, the Company will accelerate vesting of his unvested time-based restricted stock units (RSUs).    In accordance with their terms, all unvested performance-based RSUs will be forfeited.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.21	Severance Agreement and General and Full Release, dated as of January 21, 2022, by and among Del Monte Fresh Produce Company and Youssef Zakharia.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: January 27, 2022	By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Senior Vice President & Chief Financial Officer